SUN CAPITAL ADVISERS TRUST

SC Goldman Sachs Short Duration Fund
SC PIMCO High Yield Fund

Supplement dated February 2, 2009
To the Initial Class Prospectus, dated May 1, 2008

This supplement announces that on November 19, 2008, the Board of Trustees of the Sun Capital Advisers Trust (the “Trust”) approved amendments (each an “Amendment” and collectively the “Amendments”) to the Investment Advisory and Management Agreements (each an “Agreement” and collectively the “Agreements”) between each of SC Goldman Sachs Short Duration Fund and SC PIMCO High Yield Fund (each a “Fund” and collectively the “Funds”) and Sun Capital Advisers LLC (“Sun Capital”), the investment adviser to each Fund.

The Amendments will implement a fee reduction of one basis point in the Unified Management Fee payable by each Fund to Sun Capital under the Agreements.  Each Amendment conditions the fee reduction on the receipt of a substitution order from the Securities and Exchange Commission and a transfer of assets into the Fund pursuant to the substitution order.  The substitution order has been issued, and the related transfer of assets will take place on or about February 20, 2009.  The fee reduction will take effect upon the transfer of assets into the Funds.

Effective on the date that assets are transferred into the Funds in accordance with the substitution order, the following sections of the Funds’ Initial Class prospectus are hereby amended as follows:

1)  In the Expense Summary on page 27 of the Initial Class prospectus, the information regarding the Funds in the table captioned “Annual fund operating expenses paid from the assets of the fund – Initial Class shares” is replaced in its entirety with the following:

	Goldman Sachs Short Duration	PIMCO High Yield
Unified Management Fee³…………………………………………	0.64%	0.74%
Other Expenses[4]………………………………………………………..	0.01%	0.01%
Total Operating Expenses¹…………………………………………	0.65%	0.75%
Fee Waiver and Expense Limitation²………………………….	0.00%	0.00%
Net Expenses[1], [2]…………………………………………………………	0.65%	0.75%

[2]
Total Operating Expenses and Net Expenses shown may differ from the fund’s expense ratios appearing in the financial highlights.  The financial highlights table includes the operating expenses of a fund but does not include any indirect expenses incurred by a fund as a result of investing in an underlying fund (“Acquired Fund Fees and Expenses”), which are required to be included in the Expense Summary above.  With respect to each fund, the “Acquired Fund Fees and Expenses” are estimated to amount to less than or equal to 0.01% and are included in Other Expenses.

[2]
The expenses in the table above reflect an expense limitation agreement under which Sun Capital Advisers LLC (the “adviser”) has agreed not to impose all or a portion of its unified management fee and, if necessary, to limit other operating expenses.  For each Fund, the adviser has agreed to limit total operating expenses of Initial Class shares to the amounts shown as “Net Expenses” in the table.  The adviser has contractually agreed to maintain the expense limitation for at least two years from the date assets are transferred into the fund, as permitted by an order issued by the Securities and Exchange Commission.  For additional information regarding the expense limitations, please refer to the prospectus section captioned “About the Adviser.”  To the extent that the total expense ratio for a fund’s Initial Class shares falls below the expense limitation stated above in future years, the adviser reserves the right to be reimbursed for advisory fees waived and fund expenses paid by it during the prior two fiscal years.

³
This fund pays the adviser a single, unified management fee for its advisory services, administrative services and all other services necessary for the ordinary operations of the fund.  Out of that fee, the adviser pays for all of the expenses of managing and operating the fund, which include custodial, transfer agency, portfolio accounting, auditing and ordinary legal services to the fund.  The unified fee does not include brokerage expenses, any Rule 12b-1 fees or other class expenses, fees and expenses of the independent trustees, taxes and extraordinary expenses.

[4]	“Other Expenses” are estimated because the fund has not been in operation for a full year.

2)  On page 36 of the Initial Class prospectus, under the heading “The Investment Adviser and Subadvisers,” the information regarding the Funds in the following table and accompanying text is replaced in their entirety as follows:

Unified Management Fees for Initial Class Shares	Fund	Daily Net Assets	Advisory
	SC Goldman Sachs Short Duration Fund	All	0.64%
	SC PIMCO High Yield Fund	All	0.74%